Stockholders' Equity Note: Assumptions utilized to record compensation expense for stock options granted (Tables)	12 Months Ended
Dec. 31, 2012
Tables/Schedules
Assumptions utilized to record compensation expense for stock options granted

	December 31,	December 31,
	2012	2011
Expected term (years)	5.0 - 10.0	5.0 - 10.0
Expected volatility	94.45-116.86%	160%
Weighted-average volatility	94.45-116.86%	160%
Risk-free interest rate	0.23-1.53%	3.99%
Dividend yield	0%	0%
Expected forfeiture rate	0%	0%